UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 10, 2006
USG Corporation

(Exact name of registrant as specified in its charter)
Commission File Number: 1-8864

Delaware	36-3329400

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

125 South Franklin Street, Chicago, Illinois	60606-4678

(Address of principal executive offices)	(Zip Code)
312-606-4000

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations, Item 1.01. Entry into a Material Definitive Agreement

Section 9.01 - Financial Statements and Exhibits, Item 9.01. Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

Section 1-Registrant’s Business and Operations
Item 1.01. Entry Into a Material Definitive Agreement
     On May 10, 2006, the stockholders of USG Corporation (the “Registrant”) approved the USG Corporation Management Incentive Plan (the “MIP”) and the USG Corporation Long-Term Incentive Plan (the “LTIP”).
     The following are brief descriptions of the material terms and conditions of the MIP and LTIP. These descriptions are qualified in their entirety by reference to the complete texts of the MIP and LTIP, copies of which are attached as Annexes B and C, respectively, to the Proxy Statement for the Annual Meeting of Stockholders of the Registrant held on May 10, 2006.
Management Incentive Plan
     General. The MIP will be the successor plan in 2007 and later years for the Registrant’s Annual Management Incentive Program in effect for 2006 and earlier years. The purpose of the MIP is to attract and retain the Registrant’s officers and officers of its participating subsidiaries and to provide them with incentives for superior performance. Incentive bonus payments made under the MIP are intended to constitute qualified “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), and the Treasury Regulations promulgated thereunder (the “Regulations”).
     Administration. The MIP will be administered by the Compensation and Organization Committee of the Registrant’s Board of Directors (the “Committee”). The Committee has full power and authority to interpret and administer the MIP and has the exclusive right to establish Management Objectives (as described below) and the amount of incentive bonuses payable upon achievement of such objectives.
     Eligible Executives. Participation in the MIP will be limited to “Eligible Executives,” which are defined to be the Registrant’s officers, presently 16 persons.
     Management Objectives. An Eligible Executive’s right to receive a bonus under the MIP depends on achievement of certain specified performance goals, referred to as Management Objectives. Management Objectives may be described in terms of corporation-wide objectives or objectives that are related to the performance of the individual Eligible Executive or of a subsidiary, division, department or function. The Committee may provide, in connection with the setting of Management Objectives, that any evaluation of performance may include or exclude certain items, including but not limited to asset write downs, litigation or claim judgments or settlements, the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, any reorganization and restructuring programs, extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Registrant’s annual report to stockholders for the applicable year, acquisitions or divestitures and foreign exchange gains and losses. To the extent such inclusions or exclusions affect the bonus to “covered employees” (within the meaning of Section 162(m) and the Regulations), they will be prescribed in a form that meets the requirements of Section 162(m) for deductibility.
     The Management Objectives are limited to specified levels of, or relative peer company performance in any one or more of the following objectives, or any combination thereof, as determined by the Committee in its sole discretion: adjusted net earnings, cash flow (including free cash flow), cost of capital, cost reduction, customer service, debt reduction, earnings and earnings growth (including earnings per share and earnings before taxes and earnings before interest and taxes), economic value added, gross profit, inventory management, market share, market value added, net income, operating profit and operating income, productivity improvement, profit after taxes, project execution, quality, recruitment and development of associates, reduction of fixed costs, return on assets and return on net assets, return on equity, return on invested capital, sales and sales growth, successful start-up of new facility, successful acquisition/divestiture, total shareholder return and improvement of shareholder return, unit volume, unit cost, pricing and working capital.
     Awards. Not later than the 90th day of each fiscal year, the Committee will establish the Management Objectives for each Eligible Executive and the amount of incentive bonus payable (or formula for determining such amount) upon full achievement of the specified Management Objectives. The Committee may further specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no incentive bonus payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of maximum achievement of the specified Management Objectives. The Committee may not modify any terms of awards established, except to the extent that after such modification the incentive bonus would continue to constitute qualified “performance-based compensation” for purposes of Section 162(m). The Committee retains the discretion to reduce the amount of any incentive bonus that would be otherwise payable to an Eligible Executive (including a reduction in such amount to zero). In no event shall the incentive bonus paid to an Eligible Executive under the MIP exceed $4 million for a year.
     Committee Certification. As soon as practicable after the end of each fiscal year, the Committee will determine whether the Management Objective or Objectives have been achieved and the amount of the incentive bonus to be paid to each Eligible Executive for such fiscal year and certify such determinations in writing.

     Term. The MIP will remain effective until May 10, 2011. The Board, however, may terminate the MIP on a prospective basis at any time.
Long-Term Incentive Plan
     General. The LTIP authorizes the Registrant’s Board of Directors (the “Board”) or the Committee to provide equity-based compensation in the form of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance shares and units, and other stock-based awards for the purpose of providing the Registrant’s officers and employees incentives and rewards for superior performance. The LTIP is designed to allow awards made under it to qualify as performance-based compensation under Section 162(m).
     Shares Available Under the LTIP. Subject to adjustment as provided in the LTIP, the number of Common Shares that may be issued or transferred under the LTIP will not exceed 4,100,000 plus any shares underlying awards granted under the LTIP that expire or are forfeited or are cancelled. Shares covered by an award granted under the LTIP will not be counted as used unless and until they are actually issued and delivered to a participant Without limiting the generality of the foregoing, (1) the number of Common Shares available will be adjusted to account for shares relating to awards that expire, are forfeited, terminated or cancelled without the issuance of Common Shares and to awards settled in cash in lieu of Common Shares, (2) if the option price of any option right, or the tax withholding requirements with respect to any award granted under the LTIP, are satisfied by tendering shares to the Corporation, the tendered shares will again be available under the LTIP, and (3) if an SAR is exercised and settled in Common Shares, the difference between the total shares exercised and the net shares delivered will again be available for grant under the LTIP, with the result being that only the number of Common Shares issued upon exercise of an SAR are counted against the Common Shares available under the LTIP. Shares issued under the LTIP may be shares of original issuance or treasury shares or a combination of the foregoing.
     Further, the LTIP limits the aggregate number of Common Shares that may be issued or transferred by the Registrant upon the exercise of incentive stock options (“ISOs”) to 4,100,000 Common Shares. The limits contained in the LTIP are subject to certain adjustments as provided in the LTIP in the event of stock splits, stock dividends, the issuance of rights and certain other events, as described below.
     Plan Limits. The LTIP limits the aggregate number of stock options and SARs that may be granted to any one participant in a calendar year to 600,000 and the aggregate number of shares of restricted stock and restricted stock units subject to the achievement of Management Objectives, performance shares and shares underlying other equity-based awards that may be granted to any one participant in a calendar year to 300,000. Also, under the LTIP, no participant will receive performance units in any calendar year having a value at the date of grant in excess of $10 million.

     Eligibility. Officers and other employees of the Registrant and its subsidiaries or any person who has agreed to commence serving in any of those capacities within 90 days of the date of grant, presently estimated to be 300 persons, may be selected by the Board to receive benefits under the LTIP.
     Types of Awards Authorized. The LTIP provides for the granting of dividend equivalents, option rights, SARs, restricted stock, restricted stock units, performance shares, performance units and other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the Registrant’s Common Shares or factors that may influence the value of its Common Shares. Awards granted under the LTIP will be upon such terms as may be approved by the Committee and set forth in an evidence of award. An evidence of award will contain such terms and provisions, consistent with the LTIP, as the Committee may approve, including provisions for the acceleration of vesting or satisfaction of other requirements upon the occurrence of certain events, including change in control events. No option right or appreciation right may be exercisable more than 10 years from the date of grant.
     Option repricing is prohibited under the LTIP without stockholder approval. The LTIP provides that no stock options or SARs will be granted with an exercise price less than the fair market value of the Registrant’s common stock on the date of grant.
     Management Objectives. The LTIP contemplates that the Board will establish “Management Objectives” for purposes of performance shares and performance units. When so determined, option rights, SARs, restricted stock, restricted stock units, other awards under the LTIP or dividend credits may also specify Management Objectives that must be achieved as a condition to exercising such rights in the case of options and SARs and to result in termination or early termination of the restrictions applicable to such shares in the case of restricted stock and restricted stock units. Management Objectives may be described in terms of either company-wide objectives or objectives that are related to the performance of the individual participant or a subsidiary, division, department, region or function. The Board may provide, in connection with the setting of Management Objectives, that any evaluation of performance may include or exclude certain items, including but not limited to asset write downs, litigation or claim judgments or settlements, the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, any reorganization and restructuring programs, extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Registrant’s annual report to stockholders for the applicable year, acquisitions or divestitures and foreign exchange gains and losses. To the extent such inclusions or exclusions affect the awards to “covered employees” (as defined in the LTIP), they will be prescribed in a form that meets the requirements of Section 162(m) for deductibility.

     Management Objectives applicable to any award to a participant who is, or is determined by the Board likely to become, a “covered employee” within the meaning of Section 162(m) will be limited to specified levels of, or relative peer company performance in any one or more of the following objectives, or any combination thereof, as determined by the Board in its sole discretion: adjusted net earnings, cash flow (including free cash flow), cost of capital, cost reduction, customer service, debt reduction, earnings and earnings growth (including earnings per share and earning before taxes and earnings before interest and taxes), economic value added, gross profit, inventory management, market share, market value added, net income, operating profit and operating income, productivity improvement, profit after taxes, project execution, quality, recruitment and development of associates, reduction of fixed costs, return on assets and return on net assets, return on equity, return on invested capital, sales and sales growth, successful start-up of new facility, successful acquisition/divestiture, total shareholder return and improvement of shareholder return, unit volume, unit cost, pricing and working capital.
     If the Board determines that a change in the business, operations, corporate structure or capital structure of the Registrant, the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a “covered employee” where such action would result in the loss of the otherwise available exemption under Section 162(m). In such case, the Board may not make any modification of the Management Objectives or minimum acceptable level of achievement with respect to such “covered employee.”
     Administration and Amendments. The LTIP is to be administered by the Board, except that the Board has the authority to delegate any or all of its powers under the Plan to the Committee or another committee of the Board (or a subcommittee thereof). It is intended that the Registrant’s Board will delegate administration of the LTIP to the Committee. The Committee would be authorized to interpret the LTIP and related agreements and other documents. The Committee may amend the LTIP from time to time without further approval by the Registrant’s stockholders, except where the amendment (1) would materially increase the benefits accruing to participants under the LTIP, (2) would materially increase the number of securities which may be issued under the LTIP, (3) would materially modify the requirements for participation in the LTIP, or (4) must otherwise be approved by the stockholders of the Registrant in order to comply with applicable legal requirements or the requirements of the principal national securities exchange upon which the common shares are traded or quoted.
     Change in Control. An evidence of award under the LTIP may provide that, upon a “Change in Control” of the Registrant, any awards that are outstanding as of the date of the Change in Control that are subject to vesting requirements and that are not then vested, shall become fully vested, all then-outstanding option rights and SARs will be fully vested and immediately exercisable and all restrictions and other conditions prescribed by the Board, if any, with respect to grants of restricted stock, restricted stock units, performance shares performance units and other awards granted pursuant to the LTIP will automatically lapse, expire and terminate and all such awards will be deemed to be fully earned. Change in Control is defined in the LTIP.
     Transferability. Except as otherwise determined by the Board, no option right or SAR or other derivative security granted under the LTIP is transferable by a participant except by will or the laws of descent and distribution. Except as otherwise determined by the Board, option rights and SARs are exercisable during the optionee’s lifetime only by him or her or by his or her guardian or legal representative.
     Adjustments. The number of shares authorized under the LTIP, subject to various limits contained in the LTIP covered by outstanding awards under the LTIP and, if applicable, the prices per share applicable thereto, will be adjusted in the event of stock dividends, extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, split-offs, spin-outs, split-ups, reorganizations, liquidations, issuances of rights or warrants, and similar events. In the event of any such transaction or event or in the event of a Change in Control, the Board, in its discretion, may provide in substitution for any or all outstanding awards under the LTIP such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The Board will also make or provide for such adjustments in the number of shares available under the LTIP and the other limitations contained in the LTIP as the Board may determine appropriate to reflect any transaction or event described above.
     The LTIP also provides that, without limiting the generality of the foregoing, in the event that the Registrant issues warrants or other rights to acquire Common Shares on a pro rata basis to all shareholders, the Board will make such adjustments in the number of shares authorized under the LTIP and in the limits contained in the LTIP as it may determine to be equitable, including proportionately increasing the number of authorized shares or any such limit. If the proposed rights offering previously announced by the Registrant occurs, the LTIP provides that the number of Common Shares will be adjusted so that a total of 8,200,000 Common Shares will be authorized under the LTIP.

     Withholding Taxes. To the extent that the Registrant is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant or other person under the LTIP, and the amounts available to the Registrant for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to the Registrant for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit.
     Termination. No grant will be made under the LTIP after May 10, 2016, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of the LTIP.
Section 9-Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

Exhibit 10.1	USG Corporation Management Incentive Plan (incorporated by reference to Annex B to the Proxy Statement for the Annual Meeting of Stockholders of the Registrant held on May 10, 2006.)

Exhibit 10.2	USG Corporation Long-Term Incentive Plan (incorporated by reference to Annex C to the Proxy Statement for the Annual Meeting of Stockholders of the Registrant held on May 10, 2006.)
SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION Registrant
Date: May 16, 2006	By:	/s/ Peter K. Maitland
Peter K. Maitland,
Vice President, Compensation, Benefits and Administration

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	USG Corporation Management Incentive Plan (incorporated by reference to Annex B to the Proxy Statement for the Annual Meeting of Stockholders of the Registrant held on May 10, 2006.)

10.2	USG Corporation Long-Term Incentive Plan (incorporated by reference to Annex C to the Proxy Statement for the Annual Meeting of Stockholders of the Registrant held on May 10, 2006.)